UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

MICT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3,

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
MICT, Inc. Common Shares	MICT	NASDAQ Capital Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2020 (the “Original Form 8-K”) is being filed to amend Item 9.01 to the Original Form 8-K to include certain financial statements related to MICT, Inc.’s (the “Company”) acquisition of 5,999,996 shares of Micronet Ltd.’s (“Micronet”) ordinary shares (the “Ordinary Shares”) in a tender offer (the “Tender Offer”) for Micronet’s Ordinary Shares, and 10,334,000 Micronet Ordinary Shares in a public offering (the “Public Offering”) of Micronet Ordinary Shares. Micronet’s Ordinary Shares are listed on the Tel Aviv Stock Exchange. The Company’s purchases of the Micronet Ordinary Shares in the Tender Offer and in the Public Offering, increased the Company’s ownership stake in Micronet to 53.9%, as reported on the Original Form 8-K. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Micronet as of and for the fiscal years ended December 31, 2019 and 2018 and the unaudited financial statements of Micronet as of the fiscal quarter ended March 31, 2020 and for the three months ended March 31, 2020 and 2019 are filed as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. Such audited and unaudited financial statements of Micronet were prepared, as stated therein, in accordance with International Financial Reporting Standards.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019, are filed here as Exhibit 99.3 and are incorporated herein by reference. Such unaudited pro forma financial statements combine the financial statements of the Company, Micronet and Global Fintech Holdings, Inc. (“GFHI”), giving effect to the Company’s purchase of the Micronet Ordinary Shares in the Tender Offer and the Public Offering, and the merger of GFHI with and into a wholly-owned subsidiary of the Company, as if they had occurred on January 1, 2019 in respect of the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020, and for the year ended December 31, 2019, and on March 31, 2020 in respect of the unaudited pro forma condensed combined balance sheet.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ziv Haft, BDO Member firm.

99.1	The audited financial statements of Micronet as of and for the fiscal years ended December 31, 2019 and 2018 (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the Securities Exchange Commission (the “Commission”) on August 12, 2020).

99.2	The unaudited financial statements of Micronet as of March 31, 2020 and for the three months ended March 31, 2020 and 2019 (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the Commission on August 12, 2020).

99.3	The unaudited pro forma condensed combined balance sheet as of March 31, 2020 and the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2020 and the year ended December 31, 2019 of the Company, Micronet and GFHI (incorporated by reference to the Company’s Definitive Proxy Statement of Schedule 14A, filed with the Commission on August 12, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Date: September 3, 2020	By:	/s/ Darren Mercer
Name: Darren Mercer Title: Interim Chief Executive Officer

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